SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 14, 2004


                     Lehman ABS Corporation, on behalf of:

                     Corporate Backed Trust Certificates,
             Verizon New York Debenture-Backed Series 2004-5 Trust
    --------------- ------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware              001-32022                   13-3447441
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(State of Incorporation)      (Commission               (I.R.S. Employer
                              File Number)              Identification No.)

745 Seventh Avenue
New York, New York                                               10019
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(Address of Principal Executive Offices)                       (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                                Not Applicable
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         (Former name or former address, if changed since last report)






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ITEM 5. Other Events and Regulation FD Disclosure.
        -----------------------------------------

        Attached as Exhibit 99.1 please find a press release issued on June 14, 2004.





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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEHMAN ABS CORPORATION


                                  By:    Paul Mitrokostas
                                         -----------------------------
                                         Name:   Paul Mitrokostas
                                         Title:  Senior Vice President

June 15, 2004


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                                      Index of Exhibits

Exhibit No.    Description

99.1           Press Release dated June 14, 2004.